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                              INVESTMENT AGREEMENT

                                 by and between

                    ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

                                      and

                                 LEON D. BLACK,
                            BLACK FAMILY 1997 TRUST,
           LEON D. BLACK TRUST UAD 11/30/92 FBO JOSHUA BLACK, LEON D.
             BLACK TRUST UAD 11/30/92 BENJAMIN BLACK, LEON D. BLACK
            TRUST UAD 11/30/92 ALEXANDER BLACK, LEON D. BLACK TRUST
                          UAD 11/30/92 VICTORIA BLACK,
                                JOHN J. HANNAN,
                         ORCHARD INVESTMENTS, LLC, AND
                               RICHARD S. RESSLER



                            Dated as of May 10, 2011

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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


ARTICLE I THE RIGHTS OFFERING AND BACKSTOP COMMITMENT ...................      2

     SECTION 1.1. THE RIGHTS OFFERING ...................................      2
     SECTION 1.2. BACKSTOP COMMITMENT; PURCHASE OPTION ..................      3

ARTICLE II ADDITIONAL PURCHASE RIGHT ....................................      5

     SECTION 2.1. ADDITIONAL SUBSCRIPTION RIGHTS ........................      5

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY ...............      7

     SECTION 3.1. ORGANIZATION, GOOD STANDING AND QUALIFICATION .........      7
     SECTION 3.2. CORPORATE CONDITION ...................................      7
     SECTION 3.3. AUTHORIZATION .........................................      8
     SECTION 3.4. VALID ISSUANCE OF SHARES ..............................      8
     SECTION 3.5. CURRENT PUBLIC INFORMATION ............................      8
     SECTION 3.6. [INTENTIONALLY OMITTED] ...............................      9
     SECTION 3.7. NO CONFLICTS ..........................................      9
     SECTION 3.8. EXEMPTION FROM REGISTRATION ...........................      9
     SECTION 3.9. NO ACTION .............................................     10
     SECTION 3.10. COMPLIANCE WITH LAWS .................................     10
     SECTION 3.11. LITIGATION ...........................................     10
     SECTION 3.12. DISCLOSURES ..........................................     11
     SECTION 3.13. CAPITALIZATION .......................................     11
     SECTION 3.14. MATERIAL CHANGES .....................................     12
     SECTION 3.15. FINANCIAL STATEMENTS .................................     13
     SECTION 3.16. STABILIZATION ........................................     13
     SECTION 3.17. BROKERS ..............................................     13
     SECTION 3.18. CONSENTS .............................................     13
     SECTION 3.19. INTELLECTUAL PROPERTY ................................     14
     SECTION 3.20. FOREIGN CORRUPT PRACTICES ACT ........................     14

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF INVESTORS ..................     15

     SECTION 4.1. EXEMPT TRANSACTION; INVESTMENT INTENT .................     15
     SECTION 4.2. INDEPENDENT INVESTIGATION .............................     15
     SECTION 4.3. ECONOMIC RISK .........................................     16
     SECTION 4.4. NO GOVERNMENT RECOMMENDATION OR APPROVAL ..............     16
     SECTION 4.5. NO REGISTRATION .......................................     16
     SECTION 4.6. NO PUBLIC SOLICITATION ................................     17
     SECTION 4.7. INCORPORATION AND AUTHORITY ...........................     17
     SECTION 4.8. NO RELIANCE ON TAX ADVICE .............................     17
     SECTION 4.9. INDEPENDENT LEGAL ADVICE ..............................     17

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ARTICLE V CONDITIONS TO CLOSING .........................................     18

     SECTION 5.1. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY
                          AND THE INVESTORS .............................     18
     SECTION 5.2. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY ..........     18
     SECTION 5.3. CONDITIONS TO THE OBLIGATIONS OF THE INVESTORS ........     19

ARTICLE VI TERMINATION ..................................................     20

     SECTION 6.1. TERMINATION ...........................................     20
     SECTION 6.2. EFFECTS OF TERMINATION ................................     21

ARTICLE VII MISCELLANEOUS ...............................................     21

     SECTION 7.1. INTERPRETATION; CERTAIN DEFINITIONS ...................     21
     SECTION 7.2. SURVIVAL ..............................................     28
     SECTION 7.3. INDEMNIFICATION .......................................     28
     SECTION 7.4. LEGENDS ...............................................     29
     SECTION 7.5. NOTICES ...............................................     30
     SECTION 7.6. FURTHER ASSURANCES ....................................     31
     SECTION 7.7. AMENDMENTS AND WAIVERS ................................     31
     SECTION 7.8. FEES AND EXPENSES .....................................     31
     SECTION 7.9. SUCCESSORS AND ASSIGNS ................................     32
     SECTION 7.10. GOVERNING LAW ........................................     32
     SECTION 7.11. JURISDICTION .........................................     32
     SECTION 7.12. WAIVER OF JURY TRIAL .................................     33
     SECTION 7.13. ENTIRE AGREEMENT .....................................     33
     SECTION 7.14. EFFECT OF HEADINGS AND TABLE OF CONTENTS .............     33
     SECTION 7.15. SEVERABILITY .........................................     33
     SECTION 7.16. COUNTERPARTS; NO THIRD PARTY BENEFICIARIES ...........     34
     SECTION 7.17. SPECIFIC PERFORMANCE .................................     34

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

      INVESTMENT AGREEMENT dated as of May 10, 2011 (this "Agreement") between Environmental Solutions Worldwide, Inc., a Florida corporation (the "Company") and the Persons listed on the signature pages hereto (each an "Investor" and collectively, the "Investors"). Capitalized terms used but not otherwise defined are defined in Section 7.1(b) of this Agreement.

                                R E C I T A L S

      WHEREAS, the Company has proposed to offer and sell certain shares of Common Stock pursuant to a Rights Offering, on the terms and subject to the conditions set forth herein;

      WHEREAS, the Company desires that each Investor provide, and each Investor has agreed to provide a Backstop Commitment to the Rights Offering, on the terms and subject to the conditions set forth herein; and

      WHEREAS, the Company desires to offer (a) to the Investors, the Purchase Option, (b) to each Investor, its pro-rata share of the Additional Subscription Offer and (c) to Richard S. Ressler and Orchard Investments, LLC (the "Orchard Investors"), the Special Additional Subscription Offer, in each case, providing for the Investors to, in certain circumstances, subscribe for additional shares of Common Stock, on the terms and subject to the conditions set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                                   ARTICLE I

              THE RIGHTS OFFERING AND BACKSTOP COMMITMENT

          SECTION 1.1. THE RIGHTS OFFERING.

          (a) The Company is contemplating commencing a rights offering on the following terms: (i) the Company shall distribute, at no charge to its stockholders, one Right to each holder of record of Common Stock for each share of Common Stock held by such holder as of the Record Date, (ii) each Right shall entitle the holder thereof to purchase, at the election of such holder, such number of shares of Common Stock at the Rights Subscription Price thereby entitling such holders of rights, in the aggregate, to subscribe for an aggregate of sixty six million six hundred sixty-six thousand and six-hundred and sixty-seven (66,666,667) shares of Common Stock, provided that no fractional shares of Common Stock shall be issued and the Rights Subscription Price multiplied by the aggregate number of shares of Common Stock offered shall not exceed the aggregate offering amount described in the Registration Statement,
(iii) each such Right shall be non-transferable, (iv) the rights offering shall remain open for twenty (20) days or such longer period as required by Law (the "Subscription Period") and (v) each holder who fully exercises all Rights held by him shall be entitled to subscribe for additional shares of Common Stock that were not subscribed for in the Rights Offering (such exercising holders, the "Exercising Holders"), provided if an insufficient number of unsubscribed shares


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of Common Stock are available, all such over-subscription requests shall be honored proportionately among the Exercising Holders based on the number of shares of Common Stock each such holder subscribed for in accordance with clause
(ii) (such rights offering, the "Rights Offering"). In the event the Company commences the Rights Offering, the Company shall prepare and file with the SEC a registration statement (including each amendment and supplement thereto, the "Registration Statement") on Form S-3, covering the issuance of the Registered Rights and the Registered Common Stock. In the event such a Registration Statement is filed and not otherwise withdrawn, the Company shall print and file with the SEC a final prospectus relating to the Rights Offering filed pursuant to Rule 424 of the Securities Act (as amended or supplemented, the "Prospectus") and distribute the Prospectus to the Company's stockholders of record as of the Record Date as promptly as practicable following the date on which the Registration Statement is declared effective by the SEC (the "Registration Effective Date"). Any Rights issued to the Investors in the Rights Offering and shares of Common Stock issued in respect of the Investors participation in the Rights Offering shall be issued in reliance on an exemption from the registration requirements of the Securities Act and shall not be covered by the Registration Statement.

          (b) [Intentionally Omitted].

          (c) The Company shall pay all of its expenses associated with the Registration Statement, the Prospectus, the Rights Offering and the other transactions contemplated hereby, including filing and printing fees, fees and expenses of any subscription and information agents, its counsel and accounting fees and expenses and costs associated with clearing the Common Stock offered thereby for sale under applicable state securities Laws.

          SECTION 1.2. BACKSTOP COMMITMENT; PURCHASE OPTION.

          (a) Subject to the consummation of the Rights Offering and the terms and conditions of this Agreement, (i) each Investor shall purchase, severally and not jointly, from the Company, and the Company shall issue to each Investor, at a price per share equal to the Rights Subscription Price, a number of shares of Common Stock (the "Backstop Commitment") equal to such Investor's Applicable Backstop Allocation of the Backstopped Amount; and (ii) each Investor shall have the option, in his or its sole discretion, to purchase, severally and not jointly, from the Company, and the Company shall issue to each Investor, at a price per share equal to the Rights Subscription Price, a number of shares of Common Stock equal to such Investor's Option Allocation of the Option Amount (the "Purchase Option").

          (b) Within two (2) Business Days after the closing of the Rights Offering, the Company shall issue to each Investor a notice setting forth the Backstopped Amount and Option Amount. Within four (4) Business Days after the closing of the Rights Offering, the Investors shall (i) agree on an allocation among the Investors of the Backstopped Amount (such allocation for each Investor, the "Applicable Backstop Allocation") and the Option Amount (such allocation for each Investor, the "Option Allocation"), (ii) exercise their rights to acquire shares of Common Stock pursuant to the Purchase Option, and
(iii) issue to the Company a notice setting forth (A) each Investor's Applicable Backstop Allocation, (B) the aggregate number of shares of Common Stock to be purchased pursuant to the Purchase Option and (C) each Investor's Option Allocation. Any shares of Common Stock issued to the Investors pursuant to the Backstop Commitment and the Purchase Option shall be issued in reliance on an exemption from the registration requirements of the Securities Act and shall not be covered by the Registration Statement.

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



          (c) On the terms and subject to the conditions set forth in this Agreement, the closing of the Backstop Commitment (the "Closing") shall occur on the later of (i) the eighth Business Day after the closing of the Rights Offering and (ii) the date that all of the conditions to the Closing set forth in Article V have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing), at 9:30 a.m. (New York City time) at the offices of Baratta, Baratta & Aidala LLP, 546 Fifth Avenue, New York, NY 10036, or such other place, time and date as shall be agreed between the Company and the Investors (the date on which the Closing occurs, the "Closing Date").

          (d) At the Closing, the Company shall (i) deliver to each Investor the certificates representing the Acquired Shares against payment by or on behalf of such Investor of the purchase price therefor by (A) wire transfer in immediately available funds to the account designated by the Company in writing, (B) delivery to the Company by such Investor of an equivalent amount of principal and accrued and unpaid interest of indebtedness payable by the Company to such Investor (including with respect to any Bridge Notes), or (C) any combination of
(A) and (B), and (ii) all other documents and certificates required to be delivered to the Investors pursuant to Section 5.3. The Investors shall deliver all documents and certificates required to be delivered to the Company pursuant to Section 5.2.

                                   ARTICLE II

                           ADDITIONAL PURCHASE RIGHT

          SECTION 2.1. ADDITIONAL SUBSCRIPTION RIGHTS.

          (a) If, after giving effect to the Rights Offering (including the over-subscription rights pursuant to Section 1.1(a)(v)), the Backstop Commitment and the Purchase Option, any Investor shall have failed to exchange any portion of his or its Bridge Notes as payment for shares in the Rights Offering and for Acquired Shares, notwithstanding such Investors' having exchanged the maximum amount of Bridge Notes permitted to be exchanged for the purchase of shares in the Rights Offering and the Acquired Shares, the Company shall offer such Investor the right to purchase additional shares of Common Stock at the Rights Subscription Price such that all of such Investor's Bridge Notes may be exchanged for shares of Common Stock (the "Additional Subscription Offer").

          (b) If, after giving effect to the Rights Offering (including the over-subscription rights pursuant to Section 1.1(a)(v)), the Backstop Commitment, the Purchase Option and the Additional Subscription Offer, the Orchard Investors collectively acquire less than eight million three-hundred thirty-three thousand and three-hundred thirty-three (8,333,333) shares of Common Stock (such number of shares less than eight million three-hundred thirty-three thousand and three-hundred thirty-three (8,333,333), the "Shortfall


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Amount"), the Company shall offer the Orchard Investors (the "Special Additional
Subscription Offer") an additional number of shares of Common Stock, equal to the Shortfall Amount at the Rights Subscription Price. In the event a Shortfall Amount exists, the Subscription Notice shall also set forth the number of shares of Common Stock to be acquired by such Investors pursuant to the Special Additional Subscription Offer.

          (c) The closing of the purchases pursuant to the Additional Subscription Offer and the Special Additional Subscription Offer (if any) shall occur concurrently with the Closing on the Closing Date at which time the Company shall deliver to each Investor certificates representing such additionally acquired shares against payment by or on behalf of such Investor of the purchase price therefor by wire transfer in immediately available funds to the account designated by the Company.

          (d) Shares of Common Stock acquired by the Investors pursuant to the Rights Offering (including pursuant to the over-subscription right), the Additional Subscription Offer and the Special Additional Subscription Offer (if any) and together with the Acquired Shares shall be collectively referred to as the "Investor Acquired Shares".

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      Except as Previously Disclosed, the Company represents and warrants to the Investors that:

          SECTION 3.1. ORGANIZATION, GOOD STANDING AND QUALIFICATION.

      The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company and its Subsidiaries are duly qualified to transact business and are in good standing as foreign corporations or other entities in each jurisdiction in which the nature of the business conducted or property owned by them makes such qualification necessary, except where the failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or otherwise), earnings, properties, prospects or results of operations of the Company or any of its Subsidiaries (a "Material Adverse Effect").

      SECTION 3.2. CORPORATE CONDITION. None of the Company's filings made with the SEC (such filings, the "SEC Reports"), including, but not limited to, those reports referenced in Section 3.5 below, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. There have been no material adverse changes in the Company's business, properties, results of operations, condition (financial or otherwise) or prospects since the date of those reports which have not been disclosed to the Investors in writing. Further, all material non-public information respecting the Company, its business and its financial condition, as the same would be required to be disclosed in an SEC Report or registration statement (or corresponding prospectus) has been so publicly reported or disclosed prior to the issuance of the shares of Common Stock as contemplated herein.

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      SECTION 3.3. AUTHORIZATION. The transactions contemplated by this
Agreement and the Registration Rights Agreement have been approved by the Board. This Agreement and the Registration Rights Agreement constitutes valid and legally binding obligations of the Company, enforceable in accordance with their respective terms.

      SECTION 3.4. VALID ISSUANCE OF SHARES. When executed and delivered in accordance with the terms hereof for the consideration expressed herein, the shares of Common Stock will have been issued in compliance with all applicable U.S. federal securities laws. Upon issue, the Investors will acquire good and marketable title to such shares, free and clear of all liens, claims and encumbrances. Subject in part to the truth and accuracy of each Investor's representations set forth in this Agreement, the offer, sale and issuance of the shares of Common Stock to the Investors, as contemplated by this Agreement are exempt from the registration pursuant to any applicable securities laws, and neither the Company nor any authorized agent acting on its behalf has taken any action hereafter that would cause the loss of such exemption.

      SECTION 3.5. CURRENT PUBLIC INFORMATION. The Company is a "reporting issuer" and it has a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has timely filed all the materials required to be filed as reports pursuant to the Exchange Act for a period of at least twelve (12) months preceding the date hereof (or for such shorter period as the Company was required by law to file such material). All such reports (including, without limitation, the SEC Reports) complied in all material respects with all applicable requirements of Federal securities laws and the rules and regulations promulgated thereunder.

      SECTION 3.6. [Intentionally Omitted].

      SECTION 3.7. NO CONFLICTS. The execution and delivery of this Agreement and the consummation of the issuance of the shares of Common Stock and the transactions contemplated by this Agreement and the Registration Rights Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or bylaws of the Company, or any indenture, credit agreement, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of its Subsidiaries or any of its or any of its Subsidiaries' properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its Subsidiaries or any of its or any of its Subsidiaries' properties or assets.

      SECTION 3.8. EXEMPTION FROM REGISTRATION. The issuance of the Rights and the sale of Common Stock to the Investors the pursuant to this Agreement are exempt from the registration and prospectus delivery requirements of the Securities Act. In the case of the issuance of the Rights to the Investors and each offer or sale of the Investor Acquired Securities, no form of general solicitation or general advertising was used by the Company or its representatives, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar


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medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Neither the Company nor any person acting on its behalf has offered or sold, nor will the Company or any person acting on its behalf offer or sell directly or indirectly, any Common Stock or any other security in any manner that would render the issuance of the Rights and the issuance and sale of any of the Investor Acquired Securities a violation of Section 5 of the Securities Act or the registration or qualification requirements of any state securities laws, nor has the Company authorized, nor will it authorize, any person to act in such manner.

      SECTION 3.9. NO ACTION. The Company has not taken and will not take any action that will affect in any way any Investor's ability to resell his or its Investor Acquired Shares in accordance with applicable securities laws.

      SECTION 3.10. COMPLIANCE WITH LAWS. As of the date hereof, the conduct of the business of the Company and its Subsidiaries complies (and has complied) in all material respects with all applicable Law. The Company and its Subsidiaries have not received notice of any alleged violation of applicable Law from any Governmental Entity. The Company shall comply with all applicable securities laws with respect to the sale of the shares of Common Stock, including, but not limited to, the filing of all reports required to be filed in connection therewith with the SEC or any other regulatory authority.

      SECTION 3.11. LITIGATION. There is no action, suit or proceeding before or by any Governmental Entity, now pending or, to the knowledge of the Company, threatened, against or affecting the Company and its Subsidiaries, or any of the Company or its Subsidiaries, their respective assets or properties, which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The Company and its Subsidiaries are not the subject of any pending or, to their knowledge, threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the SEC or any state securities commission which have not been disclosed in the reports referred to in Section 3.5.

      SECTION 3.12. DISCLOSURES. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Investors that (a) could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or
(b) could reasonably be expected, individually or in the aggregate, to materially and adversely affect the ability of the Company to perform its obligations pursuant this Agreement or the Registration Rights Agreement.

      SECTION 3.13. CAPITALIZATION.

          (a) The Company, as of the date of the Closing, will have 250,000,000 shares of Common Stock authorized pursuant to its certificate of incorporation and 129,463,767 shares of Common Stock issued and outstanding. All of the issued and outstanding shares of capital stock of the Company and each of its Subsidiaries have been duly authorized and are validly issued, fully paid and non-assessable. No personal liability attaches to the registered holders of the Common Stock by reason of their being registered holders thereof.

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          (b) (i) No subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company or any of its Subsidiaries that is authorized or outstanding, (ii) neither the Company nor any of its Subsidiaries has any obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock or other equity securities any evidences of indebtedness or assets of the Company or such Subsidiary, (iii) neither the Company nor any of its Subsidiaries has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock (or other equity securities) or any interest therein or to pay any dividend or make any other distribution in respect thereof, and (iv) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company or any of its Subsidiaries.

          (c) All of the issued and outstanding shares of the Company's and its Subsidiaries' capital stock (or other equity securities) have been offered, issued and sold by the Company and such Subsidiaries in compliance with applicable Federal and state securities Laws.

      SECTION 3.14. MATERIAL CHANGES. Except as disclosed in the SEC Reports:
(a) the Company and its Subsidiaries have not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material oral or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings or prospects of the Company and its Subsidiaries; (b) each of the Company and its Subsidiaries have not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (c) except as described in the SEC Reports, the Company and its Subsidiaries have not paid or declared any dividends or other distributions with respect to its capital stock and neither the Company nor any of its Subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations; (d) there has not been any change in the capital stock of the Company or any of its Subsidiaries other than the issuance of the Common Stock hereunder, shares or options issued pursuant to stock option plans or purchase plans approved by the Board and repurchases of shares or options pursuant to repurchase plans already approved by the Board, or indebtedness material to the Company or any of its Subsidiaries (other than in the ordinary course of business); and (e) there has not been any other event or change that would have, individually or in the aggregate, a Material Adverse Effect.

      SECTION 3.15. FINANCIAL STATEMENTS. The consolidated financial statements of the Company and the related notes contained in the SEC Reports present fairly, in accordance with GAAP, the consolidated financial position of the Company and its Subsidiaries as of the dates indicated, and the results of their operations, cash flows and the changes in shareholders' equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such consolidated financial statements (including the related notes) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by GAAP. The Company and each of its Subsidiaries have fully complied with the Sarbanes-Oxley Act of 2002; however, auditor attestation of the Company's compliance is not currently required.

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      SECTION 3.16. STABILIZATION. Neither the Company nor any of its
Subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock.

      SECTION 3.17. BROKERS. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or similar payments by the Investors relating to this Agreement or the transactions contemplated hereby.

      SECTION 3.18. CONSENTS. Except as to filings which may be required under applicable state securities regulations, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or of any court or other tribunal is required by the Company or any of its Subsidiaries in connection with the transactions contemplated hereby. No consent of any party to any Contract to which the Company or any of its Subsidiaries is a party, or by which any of its properties or assets is bound, is required for the execution, delivery, or performance by the Company of the transactions contemplated by the Agreement.

      SECTION 3.19. INTELLECTUAL PROPERTY. To the Company's knowledge, the Company or its Subsidiaries own, or have the right to use, all patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights necessary to their business as now conducted without conflicting with or infringing upon the right or claimed right of any person or entity under or with respect to any of the foregoing. Except for hardware and software licenses entered into in the ordinary course of business, the Company and its Subsidiaries are not bound by or a party to any options, licenses or agreements of any kind with respect to patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights of any other person or entity. The Company and its Subsidiaries have not received any communications alleging that the Company or any of its Subsidiaries have violated the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company and its Subsidiaries are not aware of any violation by a third party of any of the Company's or its Subsidiaries patents, trade marks, service marks, trade names, copyrights, trade secrets or other proprietary rights.

      SECTION 3.20. FOREIGN CORRUPT PRACTICES ACT. Neither the Company or any of its Subsidiaries nor any director, officer, agent, or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of his or its actions for or on behalf of the Company or any of its Subsidiaries violated any provision of the United States Foreign Corrupt Practices Act of 1977, as amended, or the regulations there under.

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                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF INVESTORS

      Each Investor represents and warrants, on a several (and not joint) basis, to the Company that:

      SECTION 4.1. EXEMPT TRANSACTION; INVESTMENT INTENT.

      (a) The Investor is an accredited investor as the term is defined in Rule 501(a) under the Securities Act and (b) the Investor is purchasing Investor Acquired Shares for its own account (or for beneficiaries' accounts over which the Investor has investment discretion) and not with a view of reselling its Investor Acquired Shares in violation of the Securities Act.

      SECTION 4.2. INDEPENDENT INVESTIGATION. In agreeing to purchase Investor Acquired Shares pursuant to this Agreement, the Investor has relied upon an independent investigation made by him or it and, to his or its knowledge has, prior to the date hereof, been given access to and the opportunity to examine all books and records of the Company, and all material contracts and documents of the Company; provided, that such investigation shall not affect the Investor's ability to rely on the accuracy of the representations and warranties of the Company set forth herein. The Investor will keep confidential all non-public information regarding the Company that the Investor receives from the Company unless disclosure of such information is compelled by a court or other administrative body or, in the opinion of the Investor's counsel, to comply with applicable law. In making the investment decision to purchase the Investor Acquired Shares, the Investor is not relying on any oral or written representations or assurances from the Company or any other person or any representation of the Company or any other person other than as set forth in this Agreement, the public filings of the Company or in a document executed by a duly authorized representative of the Company making reference to this Agreement. The Investor has such experience in business and financial matters that it is capable of evaluating the risk of its investment and determining the suitability of its investment.

      SECTION 4.3. ECONOMIC RISK. The Investor understands and acknowledges that an investment in Investor Acquired Shares involves a high degree of risk, including a possible total loss of investment. The Investor represents that he or it is able to bear the economic risk of the investment. In making this statement, the Investor hereby represents and warrants that the Investor has adequate means of providing for the Investor's current needs and contingencies. The Investor further represents that the Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the investment in the Investor Acquired Shares to be received by the Investor. Further, the Investor represents that it has no present need for liquidity in the Investor Acquired Shares.

      SECTION 4.4. NO GOVERNMENT RECOMMENDATION OR APPROVAL. The Investor understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the Company, this transaction or the subscription of its Investor Acquired Shares.

      SECTION 4.5. NO REGISTRATION. The Investor understands that the Investor Acquired Shares to be received by the Investor pursuant to this Agreement have not been registered under the Securities Act and are being offered and sold pursuant to and in reliance of an exemption from registration contained in the Securities Act based in part upon the representations of the Investor contained herein and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire such Investor Acquired Shares.

      SECTION 4.6. NO PUBLIC SOLICITATION. Without conducting any independent investigation, the Investor knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Investor Acquired Shares to the Investor.

      SECTION 4.7. INCORPORATION AND AUTHORITY. The Investor, (a) if not a natural person, has the full power and authority, and (b) if a natural person, has the legal capacity, to execute, deliver and perform this Agreement and to perform its obligations hereunder. This Agreement has been duly approved by all necessary action of the Investor, as applicable, has been executed by persons duly authorized by the Investor, and constitutes a valid and legally binding obligation of the Investor, enforceable in accordance with its terms.

      SECTION 4.8. NO RELIANCE ON TAX ADVICE. The Investor has reviewed with his, her or its own tax advisors the foreign, Federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. The Investor is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that the Investor (and not the Company) shall be responsible for the Investor own income tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

      SECTION 4.9. INDEPENDENT LEGAL ADVICE. The Investor and the Company acknowledge that each has had the opportunity to review this Agreement and the Registration Rights Agreement and the transactions contemplated by this Agreement and the Registration Rights Agreement, and has consulted with its own legal counsel, and other advisors prior to execution of the Agreement and the Registration Rights Agreement.

                                   ARTICLE V

                             CONDITIONS TO CLOSING

      SECTION 5.1. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY AND THE INVESTORS. The obligations of the Company and each Investor to effect the Closing shall be subject to the following conditions:

      (a) all authorizations, consents, orders or permits of, or filings with, and the expirations of waiting periods required from (as applicable), any Governmental Entity shall have been filed, have occurred or been obtained (all such authorizations, consents, orders, permits or filings, and the lapse of all such waiting periods being referred to as the "Requisite Regulatory Approvals") and all such Requisite Regulatory Approvals shall be in full force and effect;

      (b) no provision of any applicable Law and no judgment, injunction, order or decree shall prohibit the consummation of any of the transactions contemplated at the Closing; and

      (c) the consummation of the Rights Offering in accordance in all material respects with the terms and subject to the conditions set forth in Section 1.1(b).

      SECTION 5.2. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company to effect the Closing shall be subject to the following conditions:

      (a) all representations and warranties of the Investors in this Agreement shall be true and correct as of the date hereof and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

      (b) each Investor shall have performed in all material respects all of his or its obligations hereunder required to be performed by each Investor at or prior to the Closing; and

      (c) the Company shall have received a certificate, signed by (i) an authorized Person of each Investor that is not a natural person and (ii) each Investor that is a natural person, certifying as to the matters set forth in Sections 5.2(a) and 5.2(b).

      SECTION 5.3. CONDITIONS TO THE OBLIGATIONS OF THE INVESTORS. The obligations of each Investor to effect the Closing shall be subject to the following conditions:

      (a) the representations and warranties of the Company contained in this Agreement shall be true and correct as of the date hereof and as of the Registration Effective Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

      (b) the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Closing;

      (c) the Investors shall have received a certificate, signed by an officer of the Company, certifying as to the matters set forth in Sections 5.3(a) and 5.3(b);

      (d) since the date of this Agreement, there shall not have been any Material Adverse Effect or any effect that would, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect; and

      (e) the Investors shall have received a registration rights agreement substantially in the form of Annex A hereto, duly executed by the Company (the "Registration Rights Agreement").

                                   ARTICLE VI

                                  TERMINATION

      SECTION 6.1. TERMINATION. This Agreement may be terminated at any time prior to the Closing:

      (a) by mutual written agreement of the Company and the Investors;

      (b) by either the Company or the Investors, upon written notice to the other, in the event that the Closing does not occur on or before June 29, 2011 (as may be extended at the option of the Investors); provided, however; the right to terminate this Agreement pursuant to this Section 6.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date; or

      (c) by either the Company or the Investors, upon written notice to the other party, in the event that any Governmental Entity shall have issued any order, decree or injunction or taken any other action restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement, and such order, decree, injunction or other action shall have become final and nonappealable.

      SECTION 6.2. EFFECTS OF TERMINATION. In the event of the termination of this Agreement as provided in Section 6.1, this Agreement (other than Article VII which shall remain in full force and effect) shall forthwith become wholly void and of no further force and effect; provided that nothing herein shall relieve any party from liability for intentional breach of this Agreement. In the event this Agreement is terminated pursuant to Section 6.1, the Company shall, immediately following such termination, pay the Investors all amounts payable to them pursuant to Section 7.8, by wire transfer of immediately available funds to an account designated by the Investors.

                                  ARTICLE VII

                                 MISCELLANEOUS

               SECTION 7.1. INTERPRETATION; CERTAIN DEFINITIONS.

      (a) INTERPRETATION. When a reference is made in this Agreement to "Preamble," "Articles," "Sections" or "Annexes," such reference shall be to a Preamble, Article or Section of, or Annex to, this Agreement unless otherwise indicated. The terms defined in the singular have a comparable meaning when used in the plural, and vice versa. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed followed by the words "without limitation." No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel. All references to "$" or "dollars" mean the lawful currency of the United States of America. Except as expressly stated in this Agreement, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section. References to "words of similar import" with respect to Material Adverse Effect or materiality, does not include knowledge qualifiers. The use herein of masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require.

      (b) CERTAIN DEFINITIONS. As used in this Agreement, the terms have the following meanings:

      "Acquired Shares" means shares of Common Stock acquired by the Investors pursuant to the Backstop Commitment and the Purchase Option.

      "Additional Subscription Offer" shall have the meaning set forth in
Section 2.1(a).

      "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person; provided, for purposes of this Agreement, the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor.

      "Agreement" shall have the meaning set forth in the Preamble.

      "Applicable Backstop Allocation" shall have the meaning set forth in
Section 1.2(b).

      "Backstop Commitment" shall have the meaning set forth in Section 1.2(a).

      "Backstopped Amount" shall mean the number of shares of Common Stock, if any, by which (i) twenty nine million one hundred sixty six thousand six hundred sixty seven (29,166,667) exceeds (ii) the number of shares of Registered Common Stock subscribed for and purchased pursuant to the Registered Rights.

      "Board" means the board of directors of the Company.

      "Bridge Note Documents" means (a) one or more Subordinated Note Subscription Agreements, dated on or about February 17, 2011 and April 27, 2011, by and between the Company and each Investor and (b) the 10% unsecured subordinated promissory notes issued by the Company to the Investors pursuant thereto.

      "Bridge Notes" means the 10% unsecured subordinated promissory notes issued by the Company to the Investors pursuant to the Bridge Note Documents.

      "Business Day" means any day other than a Saturday, Sunday or one on which banks are authorized to close in New York, New York.

      "Capital Stock" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock or equity securities issued by the Company.

      "Closing" shall have the meaning set forth in Section 1.2(c).

      "Closing Date" shall have the meaning set forth in Section 1.2(c).

      "Code" means the United States Internal Revenue Code of 1986, as amended.

      "Common Stock" means the common stock, par value $0.001 per share, of the Company.

      "Company" shall have the meaning set forth in the Preamble.

      "Company Contract" means any Contract to which the Company or any of its Subsidiaries is a party or by which any of them is otherwise bound.

      "Contract" means any contracts, agreements, licenses, notes, bonds, mortgages, indentures, commitments, leases or other instruments or obligations, whether written or oral.

      "Exchange Act" shall have the meaning set forth in Section 3.5.

      "FBCA" means the Florida Business Corporation Act, as amended.

      "GAAP" means United States generally accepted accounting principles.

      "Governmental Entity" means any domestic or foreign governmental or regulatory authority, agency, commission, body, court or other legislative, executive or judicial governmental entity.

      "Investor" shall have the meaning set forth in the Preamble.

      "Investor Acquired Shares" shall have the meaning set forth in Section 2.1(d).

      "Law" means any federal, state, local or foreign law, statute or ordinance, common law, or any rule, regulation, judgment, order, writ, injunction, decree, arbitration award, license or permit of any Governmental Entity.

      "Material Adverse Effect" shall have the meaning set forth in Section 3.1.

      "Option Allocation" shall have the meaning set forth in Section 1.2(b).

      "Option Amount" shall mean the number of shares of Common Stock, if any, by which (i)(A) forty two million four hundred forty thousand nine hundred seven (42,440,907) minus (B) the number of shares of Registered Common Stock subscribed for and purchased pursuant to the Registered Rights exceeds (iii) twenty nine million one hundred sixty six thousand six hundred sixty seven (29,166,667).

      "Orchard Investors" shall have the meaning set forth in the Recitals.

      "Person" means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature.

      "Previously Disclosed" means (i) information set forth in or incorporated in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 or its other reports and forms filed with the SEC under Sections 13(a), 14(a) or 15(d) of the Exchange Act on or after January 1, 2011 (except for risks and forward looking information set forth or incorporated in the section "Risk Factors" in the Form 10-K or in any forward looking statement disclaimers or similar statements that are similarly non-specific and are predictive or forward looking in nature) and (ii) the information set forth in the Schedules corresponding to the provision of this Agreement to which such information relates (provided that any disclosure with respect to a particular paragraph or section of this Agreement or the Schedules shall be deemed to be disclosed for other paragraphs and sections of the Agreement and the Schedules to the extent that the relevance of such disclosure would be reasonably apparent to a reader of such disclosure).

      "Prospectus" shall have the meaning set forth in Section 1.1(a).

      "Purchase Option" shall have the meaning set forth in Section 1.2(a).

      "Record Date" means the date as of which each holder of Common Stock shall be offered one Right for each share of Common Stock held as of such date, which date shall be selected by the Board in accordance with the FBCA.

      "Registered Common Stock" means Common Stock issued in the Rights Offering to Persons other than the Investors.

      "Registered Rights" means Rights issued in the Rights Offering to Persons other than the Investors.

      "Registration Effective Date" shall have the meaning set forth in Section 1.1(a).

      "Registration Rights Agreement" shall have the meaning set forth in
Section 5.3(e).

      "Registration Statement" shall have the meaning set forth in Section
1.1(a).

      "Representatives" means, with respect to a Person, such Person's directors, officers, investment bankers, attorneys, accountants and other advisors or representatives.

      "Requisite Regulatory Approvals" shall have the meaning set forth in
Section 5.1(a).

      "Right" means one non-transferable right to subscribe for such number of shares of Common Stock at the Rights Subscription Price by entitling the holders thereof, in the aggregate, to subscribe for sixty six million six hundred sixty six thousand six hundred sixty seven (66,666,667) shares of Common Stock.

      "Rights Offering" shall have the meaning set forth in Section 1.1(a).

      "Rights Subscription Price" means a price per share equal to $0.12.

      "Schedules" means the disclosure schedules delivered by the Company to the Investors concurrently with the execution of this Agreement.

      "SEC" means the Securities and Exchange Commission.

      "SEC Reports" shall have the meaning set forth in Section 3.2.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Shortfall Amount" shall have the meaning set forth in Section 2.1(a).

      "Special Additional Subscription Offer" shall have the meaning set forth in Section 2.1(b).

      "Subscription Notice" shall have the meaning set forth in Section 1.2(b).

      "Subscription Period" shall have the meaning set forth in Section 1.1(a).

      "Subsidiary" means any Person (whether or not incorporated) that the Company directly or indirectly owns or in respect of which the Company has the power to vote or control 50% or more of any class or series of capital shares or other equity interests of such Person.

      SECTION 7.2. SURVIVAL. Each of the representations and warranties in this Agreement (or any certificate delivered pursuant hereto) shall survive the execution and delivery of this Agreement and the Closing but only for a period of twelve (12) months following the Closing Date.

      SECTION 7.3. INDEMNIFICATION.

      (a) Notwithstanding anything in this Agreement to the contrary, from and after the date hereof the Company agrees to indemnify, defend and hold harmless the Investors and their Affiliates and each of their respective officers, directors, partners, employees, agents and Representatives (the "Indemnified Parties" and each, an "Indemnified Party"), to the fullest extent lawful, from and against any and all actions, suits, claims, proceedings, costs, losses, liabilities, damages, expenses (including reasonable and documented fees of counsel), amounts paid in settlement and other costs (collectively, "Losses") arising out of or relating to (1) the Company's breach of any representation or warranty set forth in Article III of this Agreement, (2) the Rights Offering or
(3) claims, suits or proceedings challenging the authorization, execution, delivery, performance or termination of the Rights Offering, this Agreement, the Registration Rights Agreement (and any certificates or documents delivered herenunder) and/or any of the transactions contemplated hereby or thereby (other than any such Losses attributable to the acts, errors or omissions on the part of the Investors in violation of this Agreement). The Company agrees that it will not, without the Indemnified Party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof in any pending or threatened action, suit, claim or proceeding in respect of which indemnification has been sought hereunder unless such settlement or compromise includes an unconditional release of such Indemnified Party from all liability arising out of such action, suit, claim or proceeding.

      (b) The obligations of the Company under this Section 7.3 shall survive the Closing or termination of this Agreement or the Registration Rights Agreement and the transfer or redemption of any Investor Acquired Shares. The agreements contained in this Section 7.3 shall be in addition to any other rights of the Indemnified Party against the Company or others, under this Agreement or the Registration Rights Agreement, at law or in equity.

      SECTION 7.4. LEGENDS. Each Investor agrees with the Company that each Investor Acquired Share shall contain a legend substantially to the following effect:

THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (AS AMENDED, THE "SECURITIES ACT") OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED, ABSENT AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION OR QUALIFICATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

      SECTION 7.5. NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of delivery, if delivered personally or by facsimile, upon confirmation of receipt or (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier services, to the parties to this Agreement at the following address or to such other address either party to this Agreement shall specify by notice to the other party:

      If to the Company:

                          Environmental Solutions Worldwide, Inc.
                          335 Connie Crescent
                          Concord Ontario Canada L4K 5R2
                          Attention:  Chief Executive Officer
                          Facsimile:  905-695-5013

      With a copy to (which shall not constitute notice):

                          Baratta, Baratta & Aidala LLP
                          546 Fifth Avenue
                          New York, NY  10036
                          Attention: Joseph A. Baratta, Esq.
                          Facsimile: 212-750-8297

      If to an Investor, to his address set forth in the records of the Company,

      With a copy to (which shall not constitute notice):

                          Kramer Levin Naftalis & Frankel LLP
                          1177 Avenue of the Americas
                          New York, NY 10036
                          Attention:   James J. Moriarty, Esq.
                          Facsimile:   212-715-8000

      SECTION 7.6. FURTHER ASSURANCES. Each party hereto shall do and perform or cause to be done and performed all further acts and shall execute and deliver all other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      SECTION 7.7. AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is duly executed and delivered by the Company and the Investors. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

      SECTION 7.8. FEES AND EXPENSES. Without limiting the Company's obligations under Section 1.1(e), any expenses of the Investors reasonably incurred in connection with the transactions contemplated under this Agreement, including, without limitation, any and all advisory, legal, filing and other fees incurred in connection therewith, whether incurred prior to or after the date hereof, shall in each case be paid by the Company. The Company's obligation under this
Section 7.8 shall not be duplicative of any similar obligations set forth in the Bridge Note Documents.

      SECTION 7.9. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall not be assignable by operation of law or otherwise, provided that, the Investors shall be permitted, to assign this Agreement to any of their respective Affiliates, provided that
(i) such assignee shall execute an agreement for the benefit of the Company in form and substance reasonably satisfactory to the Company, pursuant to which such proposed assignee agrees to be bound by the terms and conditions of this Agreement and (ii) that no such assignment shall relieve any Investor of its obligations hereunder. Without limiting the foregoing, none of the rights of any Investor hereunder shall be assigned to, or enforceable by, any Person to whom an Investor may transfer capital stock of the Company (other than a transfer to such Investor's Affiliates to the extent permitted in accordance with the terms of this Agreement).

      SECTION 7.10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW RULES OF SUCH STATE, EXCEPT FOR MATTERS ARISING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT WHICH MATTERS SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 7.11. JURISDICTION. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in the United States District Court for the Southern District of New York or any New York State court sitting in the County of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.

      SECTION 7.12. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      SECTION 7.13. ENTIRE AGREEMENT. This Agreement and the Registration Rights Agreement, together with any certificates delivered hereunder, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties and/or their affiliates with respect to the subject matter of this Agreement.

      SECTION 7.14. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 7.15. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable Law, such provision shall be deemed to be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by Law.

      SECTION 7.16. COUNTERPARTS; NO THIRD PARTY BENEFICIARIES. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument. Except to the extent contemplated by Section 7.3, no provision of this Agreement shall confer upon any Person other than the parties hereto any rights or remedies hereunder.

      SECTION 7.17. SPECIFIC PERFORMANCE. The transactions contemplated by this Agreement are unique. Accordingly, each of the Company and the Investors acknowledge and agree that, in addition to all other remedies to which it may be entitled, each of the parties hereto is entitled to seek a decree of specific performance, provided that such party is not in material default hereunder. The Company and the Investors agree that, if for any reason a party shall have failed to perform its obligations under this Agreement, then the party seeking to enforce this Agreement against such nonperforming party shall be entitled to specific performance and injunctive and other equitable relief, and the parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. This provision is without prejudice to any other rights that any party may have against another party for any failure to perform its obligations under this Agreement, including the right to seek damages for a breach of any provision of this Agreement, and all rights, powers and remedies available (at law or in equity) to a party in respect hereof by the other party shall be cumulative and not alternative or exclusive, and the exercise or beginning of the exercise of any thereof by a party shall not preclude the simultaneous or later exercise of any other rights, powers or remedies by such party.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                  THE COMPANY:

                                  ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.


                                  By:           /S/ PRAVEEN NAIR
                                                -----------------
                                  Name:         Praveen Nair
                                  Title:        Chief Financial Officer

                                  THE INVESTORS:

                                  /s/ LEON D. BLACK
                                  -----------------
                                  Leon D. Black



                                  BLACK FAMILY 1997 TRUST


                                  By:           /S/ JOHN J. HANNAN
                                                ------------------
                                  Name:         John J. Hannan
                                  Title:        Trustee


                                  LEON D. BLACK TRUST UAD 11/30/92
                                  FBO JOSHUA BLACK

                                  By:           /S/ JOHN J. HANNAN
                                                ------------------
                                  Name:         John J. Hannan
                                  Title:        Trustee


                                  LEON  D.  BLACK TRUST UAD 11/30/92
                                  BENJAMIN BLACK

                                  By:           /S/ JOHN J. HANNAN
                                                ------------------
                                  Name:         John J. Hannan
                                  Title:        Trustee

                                  LEON  D. BLACK TRUST UAD 11/30/92
                                  ALEXANDER BLACK

                                  By:           /S/ JOHN J. HANNAN
                                                ------------------
                                  Name:         John J. Hannan
                                  Title:        Trustee

                                  LEON  D.  BLACK TRUST UAD 11/30/92
                                  VICTORIA BLACK

                                  By:           /S/ JOHN J. HANNAN
                                                ------------------
                                  Name:         John J. Hannan
                                  Title:        Trustee



                                  /S/ JOHN J. HANNAN
                                  ------------------
                                  JOHN J. HANNAN


                                  ORCHARD INVESTMENTS, LLC


                                  By: Orchard Capital Corporation, its Manager


                                  By:           /S/ RICHARD S. RESSLER
                                                ----------------------
                                  Name:         Richard S. Ressler
                                  Title:        President



                                  /S/ RICHARD S. RESSLER
                                  ----------------------
                                  RICHARD S. RESSLER

                                    ANNEX A

                         REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of [____________], 2011, by and among Environmental Solutions Worldwide Inc., a Florida corporation having its principal executive office at 335 Connie Crescent, Ontario, L4K 5R2 Canada (the "Company"), and the Persons listed on the signature pages hereto (each a "Holder," and collectively, the "Holders").

      WHEREAS, the Holders wish to subscribe for and purchase, and the Company, desires to issue and sell, certain shares of the Company's Common Stock (as defined below) pursuant to a rights offering whereby each holder of Common Stock as of [_____________], 2011 shall be offered one right for each share of Common Stock held by such holder (the "Rights Offering");

      WHEREAS, pursuant to an investment agreement dated as of May [__________], 2011 (the "Investment Agreement"), the Holders wish to subscribe for and purchase, and the Company, desires to issue and sell, certain shares of the Company's Common Stock (as defined below), on the terms and subject to the conditions set forth therein; and

      WHEREAS, in connection with their purchase of shares of Common Stock pursuant to the Investment Agreement, the Holders wish to receive certain registration rights related to their Common Stock, and the Company desires to grant such rights on the terms and subject to the conditions set forth herein;

      NOW, THEREFORE, the parties hereto mutually agree as follows:

                                   ARTICLE I

                   DEFINITIONS; CONSTRUCTION; INTERPRETATION

      SECTION 1.1. Definition. The following terms used herein shall have the following meanings:

      "Affiliate" means (a) with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and (b) with respect to any individual, shall also mean the spouse or child of such individual; provided, that neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any Holder.

      "Agent" means the principal placement agent on an agented placement of Registrable Securities.

      "Agreement" has the meaning set forth in the Preamble.

      "Black Group" means collectively Leon D. Black, Black Family 1997 Trust, Leon D. Black Trust UAD 11/30/92 FBO Joshua Black, Leon D. Black Trust UAD 11/30/92 Benjamin Black, Leon D. Black Trust UAD 11/30/92 Alexander Black, Leon
D. Black Trust UAD 11/30/92 Victoria Black, and John J. Hannan.

      "Board" means the Board of Directors of the Company.

      "Common Stock" means shares of the Company's common stock, $0.001 par value per share, having the rights and preferences set forth in the Certificate of Incorporation of the Company.

      "Company" has the meaning set forth in the Preamble.

      "Continuously Effective," with respect to a specified registration statement, means that it shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (a) any ten (10) consecutive business days or (b) an aggregate of fifteen (15) business days during the period specified in the relevant provision of this Agreement, in each case except as permitted under Section 4.2.

      "Demanding Holders" has the meaning set forth in Section 2.1(a).

      "Demand Registration" has the meaning set forth in Section 2.1(a).

      "Exchange Act" means the Securities Exchange Act of 1934.

      "Holdback" has the meaning set forth in Section 5.2.

      "Holder" and "Holders" have the meanings set forth in the Preamble.

      "Holder Indemnified Party" has the meaning set forth in Section 7.1.

      "Indemnifying Party" has the meaning set forth in Section 7.3.

      "Indemnified Party" has the meaning set forth in Section 7.3.

      "Initiating Holder" has the meaning set forth in Section 2.2(a).

      "Investment Agreement" means that certain Investment Agreement dated the date hereof among the Company and the signatories thereto.

      "Majority Selling Holders" means those Selling Holders whose Registrable Securities included in such registration represent a majority of the Registrable Securities of all Selling Holders included therein.

      "Orchard Group" means collectively Orchard Investments, LLC and Richard S. Ressler

      "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

      "Piggyback Registration" has the meaning set forth in Section 3.1.

      "Register," "Registered" and "Registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the SEC of effectiveness of such registration statement or document.

      "Registrable Securities" means, subject to Section 8.1 and Section 9.1:
(a) the Shares owned by a Holder on a date of determination (whether owned on the date hereof or acquired hereafter); (b) any shares of Common Stock or other equity securities issuable upon the conversion or exercise of any warrant, right or other security which is issued as a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such Shares; and (c) any securities issued in exchange for Shares in any merger or reorganization of the Company. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has been effected. Notwithstanding the foregoing, Registrable Securities shall not include any securities that have theretofore been registered and sold pursuant to the Securities Act or that have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the SEC pursuant to the Securities Act, and a Holder shall not be deemed to have Registrable Securities if the sale or disposition of all of the Holder's Shares does not require registration under the Securities Act for a sale or disposition in a single public sale and upon the request of a Holder, the Company agrees to remove any and all legends restricting transfer from the certificates evidencing Shares covered by the foregoing exclusions.

      "Registrable Securities then outstanding" means, with respect to a specified determination date, the Registrable Securities owned by all Holders on such date.

      "Registration Expenses" has the meaning set forth in Section 6.1.

      "SEC" means the U.S. Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933.

      "Selling Holders" means, with respect to a specified registration pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

      "Shares" means the shares of Common Stock.

      "Shelf Registration" has the meaning set forth in Section 2.2(a).

      "Transfer" means any sale, transfer, assignment, pledge, mortgage, exchange, hypothecation, grant of a security interest or other direct or indirect disposition or encumbrance of an interest (whether with or without consideration, whether voluntarily or involuntarily or by operation of law) or the acts thereof. The terms "Transferee," "Transferor," "Transferred," and other forms of the word "Transfer" shall have the correlative meanings.

      "Underwriters' Representative" means the managing underwriter or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

      "Violation" has the meaning set forth in Section 7.1.

      SECTION 1.2. Construction and Interpretation. For purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires: (a) words using the singular or plural number also include the plural or singular number, respectively, and the use of any gender herein shall be deemed to include the other gender; (b) references herein to "Articles," "Sections," "subsections" and other subdivisions without reference to a document are to the specified Articles, Sections, subsections and other subdivisions of this Agreement; (c) a reference to a subsection without further reference to a Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule shall also apply to other subdivisions within a Section or subsection; (d) the words "herein," "hereof," "hereunder," "hereby" and other words of similar import refer to this Agreement as a whole and not to any particular provision; (e) the words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation;" (f) references to a Person are also references to its successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be) and permitted assigns; (g) references to Registrable Securities "owned" by a Holder shall include Registrable Securities beneficially owned by such Person and beneficially owned by such Person's Affiliates; (h) references to a document are to it as amended, waived and otherwise modified from time to time and references to laws, statutes or regulations mean such laws, statutes or regulations as the same may be amended from time to time; and (i) capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Investment Agreement. Descriptive headings are for convenience of reference only and do not constitute a part of this Agreement.

                                   ARTICLE II

                              DEMAND REGISTRATION

      SECTION 2.1. Periodic Registration.

      (a) At any time after the closing of the Investment Agreement if either the Black Group or the Orchard Group shall make a written request to the Company (the "Demanding Holders"), the Company, subject to Section 2.4, shall cause there to be filed with the SEC a registration statement meeting the requirements of the Securities Act (a "Demand Registration"), and each Demanding Holder shall be entitled to have included therein (subject to Section 3.2) all or such number of such Demanding Holder's Registrable Securities, as the Demanding Holder shall request in writing. Any request made pursuant to this Section 2.1 shall be addressed to the attention of the Company's Chief Executive Officer, and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Demand Registration pursuant to this Section 2.1(a).

      (b) The Company shall be entitled to postpone for up to sixty (60) days the filing of any Demand Registration statement otherwise required to be prepared and filed pursuant to this Section 2.1, if the Board determines, in its good faith reasonable judgment (with the concurrence of the Underwriters' Representative, if any, who shall be subject to confidentiality restrictions regarding such information), that such registration and the Transfer of Registrable Securities contemplated thereby would materially interfere with, or require premature disclosure of, any financing, acquisition or reorganization or any other material event involving the Company or any of its wholly-owned subsidiaries and the Company promptly gives the Demanding Holders notice of such determination; provided, however, that the Company shall not have postponed pursuant to this Section 2.1(b) the filing of any other Demand Registration statement otherwise required to be prepared and filed pursuant to this Section
2.1 during the twelve (12) month period ended on the date of the relevant request pursuant to Section 2.1(a).

      (c) Whenever the Company shall have received a demand to effect the registration of any Registrable Securities pursuant to Section 2.1(a), the Company shall promptly give written notice of such proposed registration to all Holders. Any Holder of Registrable Securities may, within twenty (20) days after receipt of such notice, request in writing that all of such Holder's Registrable Securities, or any portion thereof designated by such Holder, be included in the Demand Registration. Each such Holder shall also be deemed a Demanding Holder.

      SECTION 2.2. Shelf Registration.

      (a) If the Company is eligible to file a Registration Statement on Form S-3, each Holder that shall make a written request to the Company (the "Initiating Holder") shall be entitled to have all or any number of such Initiating Holder's Registrable Securities included in a registration with the SEC in accordance with the Securities Act for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (including, if the Company is a well known seasoned issuer, as defined by Rule 405 under the Securities Act, an automatic shelf registration with the SEC) on Form S-3 (a "Shelf Registration"). Any request made pursuant to this Section 2.2 shall be addressed to the attention of the Company's Chief Executive Officer, and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Shelf Registration pursuant to this Section 2.2.

      (b) Whenever the Company shall have received a request to effect the registration of any Registrable Shares from an Initiating Holder, the Company shall promptly give written notice of such proposed Shelf Registration to all Holders. Any Holder of Registrable Shares may, within twenty (20) days after receipt of such notice, request in writing that all of such Holder's Registrable Shares, or any portion thereof designated by such Holder, be included in the Shelf Registration. Each such Holder shall also be deemed an Initiating Holder.

      (c) There shall not be any limit on the number of Shelf Registrations that a Holder may request with respect to its Registrable Securities.

      (d) If the Company shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to this Section 2.2 shall be deemed to have been satisfied upon the effective date of a Shelf Registration, provided no stop order or similar order, or proceedings for such an order, is thereafter entered or initiated.

      SECTION 2.3. Registration. Following receipt of a request for a Demand Registration or a Shelf Registration, the Company shall, subject, in the case of a Demand Registration, to Section 2.4:

      (a) File the registration statement with the SEC as promptly as practicable, and in any event within 45 days after the date such request is given by the Demanding Holders, in the case of a Demand Registration, or 30 days after the date such request is given by the Initiating Holder in the case of a Shelf Registration, and shall use the Company's reasonable best efforts to have the registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering.

      (b) Use the Company's reasonable best efforts to keep the relevant registration statement Continuously Effective (x) if a Demand Registration, for up to 90 days or until such earlier date as of which all the Registrable Securities under the Demand Registration statement shall have been disposed of in the manner described in the Registration Statement, and (y) if a Shelf Registration, for three years. Notwithstanding the foregoing, if for any reason the effectiveness of a registration pursuant to this Article II is suspended or, in the case of a Demand Registration, postponed as permitted by Section 2.1(b), the foregoing period shall be extended by the aggregate number of days of such suspension or postponement.

      SECTION 2.4. Number of Demand Registration Statements. The Company shall be obligated to effect no more than two (2) Demand Registrations for each of the Black Group and Orchard Group. For purposes of the preceding sentence, registration shall not be deemed to have been effected: (a) unless a registration statement with respect thereto has become effective; (b) if, after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Selling Holders and such interference is not thereafter eliminated; or (c) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders. If the Company shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to Section 2.1 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the registration statement, and (y) the date as of which such registration statement shall have been Continuously Effective for a period of 90 days, provided no stop order or similar order, or proceedings for such an order, is thereafter entered or initiated.

      SECTION 2.5. Form of Registration Statement. A registration pursuant to this Article II shall be on (a) such appropriate registration form of the SEC as shall be selected by the Company and be reasonably acceptable to the Majority Selling Holders, in the case of a Demand Registration, or Form S-3, in the case of a Shelf Registration and (b) permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the request pursuant to Section 2.1(a) or Section 2.2(a), respectively.

      SECTION 2.6. Underwriters. If any registration pursuant to Article II involves an underwritten offering (whether on a "firm", "best efforts" or "all reasonable efforts" basis or otherwise), or an agented offering, the Majority Selling Holders, or, in the case of a Shelf Registration, the Initiating Holder, shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering.

                                  ARTICLE III

                             PIGGYBACK REGISTRATION

      SECTION 3.1. Registration. If at any time the Company proposes to register securities under the Securities Act in connection with the public offering for its account on Form S-1 or S-3 (or any replacement or successor forms), the Company shall promptly give each Holder of Registrable Securities written notice of such registration (a "Piggyback Registration"). Upon the written request of each Holder given within 20 days following the date of such notice, the Company shall cause to be included in such registration statement and use its reasonable best efforts to cause to be registered under the Securities Act all the Registrable Securities that each such Holder shall have requested to be registered. The Company shall have the right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Article III without any obligation or liability to any Holder.

      SECTION 3.2. Limitation on Number of Shares. If the Underwriters' Representative or Agent shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the amount of Registrable Securities requested to be included in such registration would materially adversely affect such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount and class which the Company is so advised can be sold without such material adverse effect in such offering: first, all securities proposed to be sold by the Company for its own account; second, the Registrable Securities requested to be included in such registration by all Holders pursuant to this Article III, pro rata based on the estimated gross proceeds from the sale thereof; and third all other securities requested to be included in such registration.

      SECTION 3.3. Number of Piggyback Registrations. Each Holder shall be entitled to have its Registrable Securities included in an unlimited number of Piggyback Registrations pursuant to this Article III.

      SECTION 3.4. Company Lockup. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
Article II or pursuant to this Article III, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4, Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of 90 days has elapsed from the effective date of such a previous registration or as otherwise determined by the Underwriter's Representative.

                                   ARTICLE IV

                            REGISTRATION PROCEDURES

      SECTION 4.1. Procedures. Whenever required under Article II or Article
III to effect the registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

      (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use the Company's reasonable best efforts to cause such registration statement to become effective; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall furnish to counsel for the Selling Holders copies of all such documents in the form substantially as proposed to be filed with the SEC at least five (5) business days prior to filing for review and comment by such counsel, which opportunity to comment shall include an absolute right to control or contest disclosure if the applicable Selling Holder reasonably believes that it may be subject to controlling person liability under applicable securities laws with respect thereto.

      (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. If the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 4.1(e). Subject to Rule 415 under the Securities Act, if the registration statement is a Shelf Registration, the Company shall amend the registration statement or supplement the prospectus so that it will remain current and in compliance with the requirements of the Securities Act for three years after its effective date, and if during such period any event or development occurs as a result of which the registration statement or prospectus contains a misstatement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Company shall promptly notify each Selling Holder, amend the registration statement or supplement the prospectus so that each will thereafter comply with the Securities Act and furnish to each Selling Holder of Registrable Shares such amended or supplemented prospectus, which each such Holder shall thereafter use in the Transfer of Registrable Shares covered by such registration statement. Pending such amendment or supplement, each such Holder shall cease making offers or Transfers of Registrable Shares pursuant to the prior prospectus. In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its best efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such Securities from registered status.

      (c) Furnish to each Selling Holder of Registrable Securities, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

      (d) Use the Company's reasonable best efforts (i) to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such states or jurisdictions and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and Transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment.

      (e) In the event of any underwritten or agented offering, enter into and perform the Company's obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the Majority Selling Holders or, in the case of a Shelf Registration, the Initiating Holder, and the Underwriters' Representative or Agent for such offering in the marketing of the Registrable Shares, including making available the Company's officers, accountants, counsel, premises, books and records for such purpose.

      (f) Promptly notify each Selling Holder of any stop order issued or threatened to be issued by the SEC in connection therewith (and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered).

      (g) Make generally available to the Company's security holders copies of all periodic reports, proxy statements, other information referred to in Section
8.1 and an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days following the end of the 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this Agreement.

      (h) Make available for inspection by any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter, all financial and other information as shall be reasonably requested by them, and provide the Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter the opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential and that the Company advises such Person in writing, is confidential, shall not be disclosed unless either such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related Selling Holder of Registrable Securities agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

      (i) Use the Company's reasonable best efforts to obtain a so-called "comfort letter" from its independent public accountants, and legal opinions of counsel to the Company addressed to the Selling Holders, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to Majority Selling Holders or, in the case of a Shelf Registration, the Initiating Holder. The Company shall furnish to each Selling Holder a signed counterpart of any such comfort letter or legal opinion. Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgements as are customarily provided by selling shareholders who receive such comfort letters or opinions.

      (j) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

      (k) Use all reasonable efforts to cause the Registrable Securities covered by such registration statement (i) if the Common Stock is then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering; and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders of Registrable Securities to consummate the disposition of such Registrable Securities.

      (l) Use the Company's reasonable efforts to provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities.

      (m) Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

      SECTION 4.2. Blackout. The Company may notify in writing each of the Holders that the availability of any effective Shelf Registration is suspended for a reasonable time, not exceeding sixty (60) days in any twelve (12)-month period, if the Company shall determine in good faith that permitting such sales would interfere with any material acquisition, financing or other transaction that the Company is actively pursuing or require premature disclosure of any other material corporate development, which disclosure would materially adversely affect the interests of the Company. Each Holder agrees that upon receipt of any such notice, it shall not sell any Registrable Securities pursuant to such Shelf Registration until the earlier of (i) such time as such Holder is advised in writing by the Company that the Shelf Registration may be used; and (ii) the sixty (60) day suspension period referred to above expires.

                                   ARTICLE V

                             HOLDERS' OBLIGATIONS.

      SECTION 5.1. Obligation. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder of Registrable Securities that such Selling Holder shall:

      (a) furnish to the Company such information regarding such Selling Holder, the number of the Registrable Securities owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Selling Holder's Registrable Securities, and to cooperate with reasonable requests from the Company in preparing such registration; and

      (b) agree to sell their Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other Persons on whose behalf the registration statement was being filed have agreed to sell their securities, and to execute the underwriting agreement agreed to by the Majority Selling Holders (in the case of a registration under Article II) or the Company (in the case of a registration under Article III).

      SECTION 5.2. Holdback. Each Holder, if so requested by the Underwriters' Representative or Agent in connection with an offering of any Registrable Securities, shall not effect any public sale or distribution of shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten or agented registration), during the period reasonably requested by the Underwriters' Representative or Agent, but in no event greater than 90 days (a "Holdback"). In order to enforce the foregoing covenant, the Company shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of each Holder until the end of such period. Notwithstanding the foregoing, no Holder shall be subject to more than two Holdbacks in any twelve (12)-month period.

                                   ARTICLE VI

                            EXPENSES OF REGISTRATION

      SECTION 6.1. Demand and Shelf Registrations. With respect to each Demand Registration and each Shelf Registration, the Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to such Demand Registrations or Shelf Registrations for each Selling Holder (which right may be assigned to any Person to whom Registrable Securities are Transferred as permitted by Article IX), including all registration, filing and Financial Industry Regulatory Authority fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company and of the Company's independent public accountants (including the expenses of "comfort" letters required by or incident to such performance and compliance) and the reasonable fees and disbursements of one firm of counsel for the Selling Holders of Registrable Securities (selected by the Demanding Holders owning a majority of the Registrable Securities owned by Demanding Holders, or by the Initiating Holder, as the case may be) (the "Registration Expenses"), but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders).

      SECTION 6.2. Piggyback Registration. The Company shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registrations pursuant to Article III for each Selling Holder (which right may be Transferred to any Person to whom Registrable Securities are Transferred as permitted by
Article IX), but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders of Registrable Securities).

      SECTION 6.3. Failure to Pay Expenses. Any failure of the Company to pay any Registration Expenses as required by this Article VI shall not relieve the Company of its obligations under this Agreement.

                                  ARTICLE VII

                         INDEMNIFICATION; CONTRIBUTION

      SECTION 7.1. Indemnification by the Company. The Company agrees to indemnify, defend and hold harmless each Holder and each of their Affiliates and each of the officers, employees, directors, partners, members, attorneys and agents and each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) each Holder and each of their Affiliates (each, an "Holder Indemnified Party") from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus, any "free writing prospectus," as such term is defined in Rule 405 under the Securities Act, or summary prospectus contained in the Registration Statement, or any amendment or supplement thereto, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any untrue statement or alleged untrue statement of a material fact in the information conveyed to any purchaser at the time of the sale to such purchaser, or the omission or alleged omission to state therein a material fact required to be stated therein, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by any Holder expressly for use therein. The Company shall promptly advance and/or reimburse each Holder Indemnified Party, as incurred, for any legal and any other expenses reasonably incurred by such Holder Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action. The Company also shall indemnify any Underwriter of the Registrable Securities, their officers, Affiliates, directors, partners, members and agents and each Person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

      SECTION 7.2. Indemnification by the Holder. Each Holder, severally but not jointly, will, in the event that any Registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such Holder, indemnify and hold harmless the Company, each of its directors and officers and each Underwriter (if any), and each other Holder and each other Person, if any, who controls another Holder or such Underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus, any "free writing prospectus," as such term is defined in Rule 405 under the Securities Act, or summary prospectus contained in the Registration Statement, or any amendment or supplement thereto, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Holder expressly for use therein, and shall reimburse the Company, its directors and officers, and each other Holder or controlling Person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Notwithstanding the provisions of this Section 7.2, the Holder shall not be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by the Holder from the sale of Registrable Securities which gave rise to such indemnification obligation.

      SECTION 7.3. Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 7.1 or 7.2, such Person (the "Indemnified Party") shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the "Indemnifying Party") in writing of the loss, claim, judgment, damage, liability or action (to the extent legally permissible); provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the advice of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying

Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

      SECTION 7.4. Contribution.

      (a) If the indemnification provided for in the foregoing Sections 7.1 and
7.2 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding Section. The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding sentence shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7.4, the Holder shall not be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by the Holder from the sale of Registrable Securities which gave rise to such contribution obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE VIII

                            COVENANTS OF THE COMPANY

      SECTION 8.1. Covenants. The Company hereby agrees and covenants as follows:

      (a) The Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144 of the Securities Act, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission.

      (b) The Company shall not, and shall not permit its majority owned subsidiaries to, effect any public sale or distribution of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, during the five (5) business days prior to, and during the ninety (90)-day period beginning on, the commencement of a public distribution of the Registrable Securities pursuant to any registration statement prepared pursuant to this Agreement (other than by the Company pursuant to such registration, if the registration is pursuant to Article III). The Company shall not effect any registration of its securities (other than on Form S-4, Form S-8, or any successor forms to such forms or pursuant to such other registration rights agreements as may be approved in writing by the Majority Selling Holders or, in the case of a Shelf Registration, the Initiating Holder), or effect any public or private sale or distribution of any of its securities, including a sale pursuant to Regulation D under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities from the date of a request for a Demand Registration pursuant to
Section 2.1 until the earlier of (x) ninety (90) days following the date as of which all securities covered by such Demand Registration statement shall have been Transferred, and (y) ninety (90) days following the effective date of such Demand Registration statement, as the case may be, unless the Company shall have previously notified in writing all Selling Holders of the Company's desire to do so, and Selling Holders owning a majority of the Registrable Securities or the Underwriters' Representative, if any, shall have consented thereto in writing.

      (c) Any agreement entered into after the date of this Agreement pursuant to which the Company or any of its majority owned subsidiaries issues or agrees to issue any privately placed securities similar to any issue of the Registrable Securities (other than (x) shares of Common Stock pursuant to a stock incentive, stock option, stock bonus, stock purchase or other employee benefit plan of the Company approved by its Board, and (y) securities issued to Persons in exchange for ownership interests in any Person in connection with a business combination in which the Company or any of its majority owned subsidiaries is a party) shall contain a provision whereby holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in the first sentence of Section 8.1(b), in each case including a sale pursuant to Rule 144 under the Securities Act (unless such Person is prevented by applicable statute or regulation from entering into such an agreement).

      (d) The Company shall not, directly or indirectly, (x) enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation or (y) Transfer or agree to Transfer all or substantially all the Company's assets, unless prior to such merger, consolidation, reorganization or asset Transfer, the surviving corporation or the Transferee, respectively, shall have agreed in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holders of Registrable Securities would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation or reorganization.

      (e) The Company shall not grant to any Person (other than a Holder of Registrable Securities) any registration rights with respect to securities of the Company, or enter into any agreement, that would entitle the holder thereof to have securities owned by it included in a Demand Registration or Shelf Registration.

                                   ARTICLE IX

                                 MISCELLANEOUS

      SECTION 9.1. Transfer of Registration Rights. Rights with respect to Registrable Securities may be Transferred by a Holder to any Person in connection with the Transfer of Registrable Securities to such Person, in all cases, if (x) any such Transferee that is not a party to this Agreement shall have executed and delivered to the Company a properly completed agreement agreeing to be bound by the terms hereof, and (y) the Transferor shall have delivered to the Company, no later than fifteen (15) days following the date of the Transfer, written notification of such Transfer setting forth the name of the Transferor, name and address of the Transferee, and the number of Registrable Securities that shall have been so Transferred.

      SECTION 9.2. Amendment, Modification and Waivers; Further Assurances.

      (a) This Agreement may only be amended, modified or waived with the consent of the Company and only if the Company shall have obtained the written consent to such amendment, modification or waiver from each Holder.

      (b) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

      (c) Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

      SECTION 9.3. Assignment; Benefit. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors; provided, however, that except as specifically provided herein with respect to certain matters, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company without the written consent of Holders possessing a majority in number of the Registrable Securities outstanding on the date as of which such delegation or assignment is to become effective; provided further that a Holder may Transfer its rights hereunder to a successor in interest to the Registrable Securities owned by such assignor as permitted by Section 9.1.

      SECTION 9.4. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

      SECTION 9.5. Notices. All notices and requests given pursuant to this Agreement shall be in accordance with Section 8.5 of the Investment Agreement.

      SECTION 9.6. Entire Agreement; Integration. Except as otherwise expressly set forth herein, this Agreement and the Investment Agreement embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

      SECTION 9.7. Injunctive Relief. Each of the parties hereto acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

      SECTION 9.8. Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including via facsimile or other electronic transmission), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

      SECTION 9.9. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

      SECTION 9.10. Filing. A copy of this Agreement and of all amendments thereto shall be filed at the principal executive office of the Company with the corporate records of the Company.

      SECTION 9.11. Termination. This Agreement may be terminated at any time by a written instrument signed by all parties hereto. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Article
VII) shall terminate in its entirety on such date as there shall be no Registrable Securities outstanding, provided that any shares of Common Stock previously subject to this Agreement shall not be Registrable Securities following the sale of any such shares in an offering registered pursuant to this Agreement.

      SECTION 9.12. No Third Party Beneficiaries. Except to the extent contemplated by Article VII of this Agreement, nothing herein expressed or implied is intended to confer upon any Person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  [Remainder of page intentionally left blank;
                      signatures on next succeeding page]

      IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

                                  ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.


                                  By:___________________________________________
                                  Name:_________________________________________
                                  Its:__________________________________________


                                  THE HOLDERS:

                                  _____________________________________________
                                  Leon D. Black



                                  BLACK FAMILY 1997 TRUST


                                  By:

                                      Name: John J. Hannan

                                      Title: Trustee


                                  LEON D. BLACK TRUST UAD 11/30/92
                                  FBO JOSHUA BLACK

                                  By:

                                      Name: John J. Hannan

                                      Title: Trustee


                                  LEON  D.  BLACK TRUST UAD 11/30/92
                                  BENJAMIN BLACK

                                  By:

                                      Name: John J. Hannan

                                      Title: Trustee

                                  LEON  D. BLACK TRUST UAD 11/30/92
                                  ALEXANDER BLACK

                                  By:

                                      Name: John J. Hannan

                                      Title: Trustee

                                  LEON  D.  BLACK TRUST UAD 11/30/92
                                  VICTORIA BLACK

                                  By:

                                      Name: John J. Hannan

                                      Title: Trustee




                                  ____________________________________________
                                  John J. Hannan



                                  ORCHARD INVESTMENTS, LLC


                                  By: Orchard Capital Corporation, its Manager





                                  By:

                                      Name: Richard S. Ressler

                                      Title: President




                                  _____________________________________________
                                  Richard S. Ressler